UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 12, 2006

NOBLE INTERNATIONAL, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-13581	38-3139487
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

28213 Van Dyke Avenue Warren, Michigan	48093
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (586) 751-5600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported, on October 12, 2006, the Company, through its subsidiary Noble Tube Technologies, LLC, a Michigan limited liability company (“NTT”), acquired all of the outstanding securities of Pullman Industries, Inc., a Michigan corporation (“Pullman”), pursuant to a Stock Purchase Agreement dated as of October 12, 2006 (the “Stock Purchase Agreement”) by and among the Company, NTT and the shareholders of Pullman (the “Sellers”). We described this transaction (the “Pullman Acquisition”) in our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 17, 2006 (the “Initial 8-K”). The information set forth in the Initial 8-K is incorporated herein by reference.

On December 22, 2006, we filed a Current Report on Form 8-K/A to include required financial statements and exhibits relating to the Pullman Acquisition (the “First Amended 8-K”). This Current Report on Form 8-K/A amends the Initial 8-K and the First Amended 8-K to update certain consents and independent auditor reports relating to previously filed financial statements and to include additional financial statements and exhibits in response to a comment letter from the staff of the United States Securities and Exchange Commission in connection with our preliminary proxy statement for our 2007 annual meeting of stockholders.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired

Audited Financial Statements

•	Audited Financial Statements for Pullman Industries, Inc. for the years ended December 31, 2005, 2004 and 2003
•	Audited Financial Statements for Pullman de Mexico, S.A. de C. V. for the years ended December 31, 2005 and 2004

Unaudited Financial Statements

•	Unaudited Financial Statements for Pullman Industries, Inc. for the nine month periods ended September 30, 2006 and 2005

(b)	Pro forma financial information

•	Unaudited Pro Forma Combined Balance Sheet as of September 30, 2006
•	Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2005
•	Unaudited Pro Forma Combined Statement of Operations for the nine months ended September 30, 2006

(c)	Exhibits

23.1	Consent of Independent Registered Public Accounting Firm (Plante & Moran)

23.2	Consent of Independent Registered Public Accounting Firm (Deloitte Touche Tohmatsu)

99.1	Audited Financial Statements for Pullman Industries, Inc. for the years ended December 31, 2005, 2004 and 2003.

99.2	Unaudited Financial Statements for Pullman Industries, Inc. for the nine month periods ended September 30, 2006 and 2005, incorporated by reference from the First Amended 8K and made a part hereof.

99.3	Unaudited Pro Forma Combined Financial Statements for Noble International, Ltd., incorporated by reference from the First Amended 8K and made a part hereof.

99.4	Audited Financial Statements for Pullman de Mexico, S.A. de C. V. for the years ended December 31, 2005 and 2004

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE INTERNATIONAL, LTD., a Delaware corporation (registrant)

July 6, 2007	By:	/S/ David J. Fallon
David J. Fallon
Chief Financial Officer

EXHIBIT INDEX

No.	Description of Exhibit

23.1	Consent of Independent Registered Public Accounting Firm (Plante & Moran)

23.2	Consent of Independent Registered Public Accounting Firm (Deloitte Touche Tohmatsu)

99.1	Audited Financial Statements of Pullman Industries, Inc. for the years ended December 31, 2005, 2004, and 2003

99.2	Unaudited Financial Statements for Pullman Industries, Inc. for the nine month periods ended September 30, 2006 and 2005, incorporated by reference from the First Amended 8K and made a part hereof

99.3	Unaudited Pro Forma Combined Financial Statements for Noble International, Ltd., incorporated by reference from the First Amended 8K and made a part hereof

99.4	Audited Financial Statements for Pullman de Mexico, S.A. de C. V. for the years ended December 31, 2005 and 2004

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